UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: Flexible Bond Fund
(Institutional Class and Class L)
Annual Report
April 30, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective June 25, 2018, the inception date of the Fund, the Fund’s investment portfolio is managed by Great-West Capital Management, LLC (“GWCM”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), which serves as a sub-adviser to a portion of the Fund’s assets.
For the twelve-month period ended April 30, 2020, the Fund (Institutional Class shares) returned 9.32% relative to a 10.84% return for the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark index.
GWCM Commentary
The year began with solid momentum and optimism. U.S. equity and fixed income markets ended 2019 with strong performance across the board. The signing of the phase one trade deal offered hope that the U.S. and China were poised to alleviate trade tensions that had far-reaching impacts on the global economy. Both business and consumer confidence were elevated and capital markets were healthy as equity markets continued to set new record highs to start 2020. The emergence of COVID-19 created an unprecedented global health and economic crisis for which there is no playbook to follow. Countries were forced to enact strict orders on their citizens and businesses to practice social distancing and remain in their homes in order to “flatten the curve” which in turn brought the vast majority of economic activity to a standstill. The breakdown of the Organization of the Petroleum Exporting Countries negotiations led some countries to flood the oil markets with supply at a time when rapid demand destruction was occurring. These events caught market participants off guard and the initial reaction was a dramatic flight to quality, which severely stressed market liquidity to levels that matched or surpassed that of the Global Financial Crisis (“GFC”). Central Banks were forced to deploy a “whatever it takes” approach to ease the strain on capital markets, especially with respect to liquidity. Historic fiscal policy responses followed shortly thereafter and more stimulus is expected over the coming months. Initial readings from economic fundamentals already imply that the U.S. has clearly entered recession. By the end of April, the unemployment rate skyrocketed to near 20%. The service sector of the economy, which was the driving force of gross domestic product (“GDP”) growth during the last expansion, has been particularly impacted by the pandemic. Retail sales for the month of March were down -8.7%, the largest on record. Small and medium-sized businesses in particular will face acute headwinds as many smaller firms are not equipped to endure a prolonged shutdown. The duration of the COVID-19 impacts to economic activity are in our view more important to monitor than the severity. Capital markets endured an historic bout of volatility at the end of the first quarter and the risk-off tone impacted every asset class. The S&P entered bear market territory in the span of 15 days, the shortest on record. Fixed income spreads dislocated in rapid fashion and for a period of roughly two weeks, even the highest quality asset classes endured bouts of illiquidity. The Chicago Board Options Exchange Volatility Index rose to levels that exceeded the peak of the GFC. Record outflows from various risk assets amplified liquidity issues. With the collapse of the yield curve, only long dated treasuries saw meaningful positive total returns over the quarter. Once the Federal Reserve (the “Fed”) began to support various sectors of capital markets, risk assets snapped back strongly. Equity markets, while still near bear market levels, have recouped some of their losses. In fixed income, spreads have tightened both in investment grade and in high yield. With the resumption of a much more broad-based quantitative easing program, the phrase “don’t fight the Fed” is back in full force.

During the twelve-month period ended April 30, 2020, the GWCM managed portion of the Fund invested in: U.S. Treasuries, U.S. agency notes and structured products; including asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”), agency and non-agency commercial mortgage-backed securities (“CMBS”), commercial paper (“CP”), and agency and non-agency mortgage-backed securities (“MBS”).
The GWCM managed portion of the Fund is managed against the custom U.S. Government/Mortgage Index (40% weighting to Agency MBS and 60% U.S. Government). Allocations to ABS, agency and non-agency CMBS, CLOs, non-agency MBS, and CP are out-of-benchmark allocations in the Fund.
The duration for the portion of the Fund managed by GWCM was slightly short versus the custom U.S. Government/Mortgage Index for the twelve-month period ended April 30, 2020. Interest rates began to increase in early 2020 but as the global pandemic began to wreak havoc on all major economies rates declined substantially as investors rotated into U.S. Treasuries, seeking a safe haven.
The GWCM managed portion of the Fund’s tactical underweight to U.S. Treasuries throughout the year was offset by an out-of-benchmark allocation to spread product across structured products – non-agency MBS, CMBS, CLOs and ABS. This strategy was implemented with the expectation that spread product would generate excess return relative to U.S. Government securities.
The performance for the portion of the Fund managed by GWCM was impacted by the overweight to spread products vs. Treasuries. These positions were selected based on an improving U.S. consumer and overall strength in the U.S economy. Throughout 2019 these factors were a positive contributor to performance. However, once the pandemic began to impact the global economy, spread product underperformed Treasuries. The out-of-benchmark positions have tightened since their lows in March, but they are not back to the levels seen in late 2019. Any inflows were allocated to adjust portfolio weights across desired asset classes and to maintain the curve positioning vs. the custom U.S. Government/Mortgage Index.
Security selection is concentrated in Agency MBS specified pools with defined advantageous characteristics (“stories”) and remain the core strategy of the portion of the Fund managed by GWCM. These types of assets generally provide stability, liquidity and outperformance relative to the outstanding universe of pass-through pools against which Fund performance is measured. Managing and monitoring pool characteristics are critical to future performance of the GWCM managed portion of the Fund as well as taking advantage of relative value opportunities within the investable universe.
Loomis Sayles Commentary
The portion of the Fund sub-advised by Loomis Sayles has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds, and high yield domestic debt securities. Security selection, especially in equities and investment grade credits were positive throughout the period while sector allocation in investment grade and emerging market credit contributed as well. However, the Loomis Sayles sub-advised portion of the Fund’s yield curve position offset those positive contributions for the period.
The global bond markets delivered positive returns in the third quarter, building on their gains in the first half of the year. Bonds were well supported by the combination of slowing economic growth, low inflation worldwide, and the accommodative policies of the Fed and other major central banks. The Fed cut interest rates by a quarter point on both August 1 and September 19, bringing its benchmark fed funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. These circumstances provided a boost to U.S. Treasurys, fueling a rally across the maturity spectrum. Longer-term bonds (those with maturities of ten years and above) generated the best performance and outpaced the two- to five-year segment. The gap between the two- and ten-year yields narrowed as a result, leading to a flattening of the yield curve. The curve in fact inverted for a brief stretch in late August, with the ten-year yield trading below that of the two-year note. Since inversions have often been a leading indicator of recessions, this development contributed to the mounting concerns about the economic outlook.
Investment grade corporate bonds posted positive returns and exceeded the gains for U.S. Treasurys, continuing a trend that was in place during the first half of the year. At a time of generally uneven market sentiment, investors gravitated to the combination of corporates’ above-average quality and yield advantage over government issues. High yield bonds, while generating a gain in absolute terms, finished slightly behind investment-grade issues. Returns were dampened by the combined effect of slowing economic growth and shaky performance for both crude oil and global equities. In addition, yield spreads (i.e., the yield advantage over U.S. Treasurys) remained on the low end of the historical range. Securitized assets (such as MBS, ABS, and CMBS) also gained ground, but returns were only modestly positive when compared to like-duration Treasurys.
A small exposure to equities boosted returns for the quarter. Our exposure to high yield credit positively contributed to performance, aided by strong security within consumer non-cyclical. Our underweight allocation to U.S. Treasury positively impacted performance during the quarter. Convertibles weighed on returns, as security selection within energy weighed the most on the sector. Our underweight exposure to emerging market credit detracted from overall performance for the period. Security selection also weighed on returns. Our exposure to non-U.S. dollar, specifically in the Norwegian krone, detracted from returns. Our cash positioning continued to be a drag on performance for the quarter.
After generating strong returns through the first nine months of the year, the world bond markets delivered mixed results in the fourth quarter. The Fed, which cut interest rates three times in the middle part of the year, made it clear that it was likely to keep rates on hold until there was evidence of either rising inflation or a pronounced slowdown in growth. With the Fed’s “mid-cycle adjustment” seemingly complete, bond-market returns cooled in comparison to the year’s first three quarters. Nevertheless, the credit-sensitive areas of the market continued to gain ground amid signs of a stronger economic outlook, positive news on the trade front and investors’ robust appetite for risk. The Treasury market, after staging an impressive rally in the first nine months of the year, softened amid expectations for improving economic conditions and no further help from the Fed. Longer-term bonds, which had outperformed in the rally, declined in price (as yields rose). Conversely, bonds with maturities of three years and less continued to exhibit strength. As a result, the Treasury yield curve steepened versus its levels of September 30, 2019. Despite their recent weakness, longer-term U.S. Treasurys were one of the best performing areas of the market for the full year thanks to their earlier rally. Mirroring a trend that was in place throughout the year, investment grade corporate issues posted gains and outpaced U.S. Treasurys. The category’s relative performance benefited from the positive trajectory of corporate earnings and investors’ ongoing preference for higher-yielding fixed-income assets. High yield bonds also registered a positive return for the quarter. In addition to gaining support from the broader strength in risk assets, high yield was boosted by hopes that the recent improvement in economic growth indicated that the credit cycle could last longer than investors had been expecting at mid-year. Further, the category tends to be less dependent on rate movements than investment-grade issues – a favorable attribute at a time of rising yields on longer-term government debt. Securitized assets (such as MBS, ABS, and CMBS) closed the quarter with modest gains as a group, but they lagged the higher-risk, higher-yielding segments of the market.
Security selection within high yield credit was additive to returns. On an absolute basis, performance in this sector had the greatest impact in the strategy, as holdings in consumer non-cyclical, and communications outperformed. The allocation to investment grade credit aided performance for the quarter. Security selection within the sector also boosted returns. Our exposure to equities and convertibles contributed positively to performance. An underweight to U.S. Treasury boosted excess returns as risk markets outperformed for the quarter. Our exposure to non-U.S. dollar denominated issues aided overall performance for the period. Our holdings denominated in the Norwegian krone were the best performer within the allocation. Positioning within our securitized allocation weighed on returns. On an absolute basis, the sector was the largest detractor to performance for the quarter.
The first quarter of 2020 has experienced unprecedented levels of volatility and uncertainty due to the COVID-19 outbreak. However, markets did rebound in April as global governments continued to use tools at their disposal to help stabilize the global economy and restore confidence in consumer, business and investor sentiment. Global credit markets have experienced a shock with volatility spiking, corporate bond spreads widening and liquidity declining sharply. Recent central bank actions and a two trillion dollar U.S. government support package have improved market functioning and liquidity. Nonetheless, spreads remain notably wider relative to the end of 2019. Growth expectations and economic forecasts continue to be revised down both globally and in the U.S. Supply and demand are currently both contracting. The service, travel and leisure, and energy sectors, which represent nearly two-thirds of GDP, are among the hardest hit areas due to lockdown restrictions being put in place across the country. Additionally, downgrade and default risk expectations have risen with the spike in volatility and uncertainty is expected to remain an overhang on the markets.
On an excess basis, the Loomis Sayles sub-advised portion of the Fund’s investment credit positively contributed to performance as the sector generated the greatest returns within the strategy. The overweight in this sector was the greatest source of excess return. Exposure across banking, consumer-cyclical, and consumer-non-cyclical names aided excess return. Additionally, the underweight to U.S. Treasurys and emerging markets credit positively impacted performance during the period. Conversely, the Loomis Sayles sub-advised portion of the Fund’s security selections to equities along with its meaningful underweight allocation to securitized bonds were the main detractors. These sectors had the greatest negative excess return within the strategy.
The views and opinions in this report were current as of April 30, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Class L shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2020 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	9.32%	7.16%
Class L	8.66%	7.14%
(a) Class L inception date was September 10, 2018.
(b) Institutional Class inception date was June 25, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Ratings as of April 30, 2020 (unaudited)
Rating	Percentage of Fund Investments
Aaa	61.58%
Aa1	0.51
Aa2	0.05
A2	2.86
A3	1.64
Baa1	2.20
Baa2	6.59
Baa3	11.76
Ba1	3.67
Ba2	1.41
Ba3	2.49
B1	1.06
B2	1.05
B3	0.28
CCC, CC, C	0.04
Equities	0.81
Not Rated	1.04
Short Term Investments	0.96
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/19)	(04/30/20)	(11/01/19 – 04/30/20)
Institutional Class
Actual	$1,000.00	$1,049.70	$ 4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,045.50	$ 4.60
Class L
Actual	$1,000.00	$1,046.40	$10.74
Hypothetical (5% return before expenses)	$1,000.00	$1,039.50	$10.71
* Expenses are equal to the Fund's annualized expense ratio of 0.45% for the Institutional Class and 1.05% for the Class L shares, multiplied by the average account value over the period, multiplied by 182 /366 days to reflect the one-half year period.
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2020
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 5.79%
$ 50,000	Ally Auto Receivables Trust Series 2019-4 Class A3 1.84%, 06/17/2024	$ 50,725
10,000	American Credit Acceptance Receivables Trust(b) Series 2019-3 Class D 2.89%, 09/12/2025	9,562
	Americredit Automobile Receivables Trust
	Series 2018-3 Class D
5,000	4.04%, 11/18/2024	5,127
	Series 2019-2 Class D
10,000	2.99%, 06/18/2025	9,706
	Series 2019-3 Class D
5,000	2.58%, 09/18/2025	4,762
38,826	ARL Second LLC(b) Series 2014-1A Class A1 2.92%, 06/15/2044	38,071
	Carlyle Global Market Strategies Ltd(b)(c)
	Series 2013-2A Class CR
25,000	2.79%, 01/18/2029 3-mo. LIBOR + 1.65%	21,421
	Series 2016-3A Class A1R
25,000	2.16%, 10/20/2029 3-mo. LIBOR + 1.02%	24,086
	CarMax Auto Owner Trust
	Series 2019-3 Class D
5,000	2.85%, 01/15/2026	4,756
	Series 2020-1 Class D
5,000	2.64%, 07/15/2026	4,763
	Series 2020-2 Class C
15,000	4.23%, 11/17/2025	15,033
30,000	Carvana Auto Receivables Trust(b) Series 2019-1A Class A3 3.08%, 11/15/2022	30,056
20,000	Discover Card Execution Note Trust Series 2018-A5 Class A5 3.32%, 03/15/2024	20,671
	Drive Auto Receivables Trust
	Series 2018-3 Class D
5,000	4.30%, 09/16/2024	5,066
	Series 2019-4 Class D
5,000	2.70%, 02/16/2027	4,761
	Series 2020-1 Class D
5,000	2.70%, 05/17/2027	4,506
10,000	DT Auto Owner Trust(b) Series 2019-4A Class D 2.85%, 07/15/2025	9,450
20,000	Exeter Automobile Receivables Trust(b) Series 2019-4A Class D 2.58%, 09/15/2025	18,811
	Flagship Credit Auto Trust(b)
	Series 2019-4 Class D
10,000	3.12%, 01/15/2026	9,753
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-1 Class D
$ 15,000	2.48%, 03/16/2026	$ 14,212
10,000	Ford Credit Auto Owner Trust Series 2019-C Class A3 1.87%, 03/15/2024	10,138
10,000	GLS Auto Receivables Issuer Trust(b) Series 2020-1A Class C 2.72%, 11/17/2025	9,525
20,000	GM Financial Consumer Automobile Receivables Trust Series 2019-4 Class A3 1.75%, 07/16/2024	20,258
25,000	Greenwood Park Ltd(b)(c) Series 2018-1A Class A1 2.25%, 04/15/2031 3-mo. LIBOR + 1.03%	24,068
15,000	Honda Auto Receivables Owner Trust Series 2019-4 Class A3 1.83%, 01/18/2024	15,231
10,960	M360 Advisors LLC(b) Series 2018-CRE1 Class A 4.40%, 07/24/2028	10,733
	Mill City Mortgage Loan Trust(b)(d)
	Series 2017-1 Class A1
30,938	2.75%, 11/25/2058	31,213
	Series 2017-2 Clsas A1
46,126	2.75%, 07/25/2059	46,588
5,000	Nissan Auto Receivables Owner Trust Series 2019-C Class A3 1.93%, 07/15/2024	5,085
	Santander Drive Auto Receivables Trust
	Series 2019-3 Class D
10,000	2.68%, 10/15/2025	9,673
	Series 2020-1 Class D
15,000	5.35%, 03/15/2028	15,081
	Towd Point Mortgage Trust(b)(d)
	Series 2017-2 Class A1
33,403	2.75%, 04/25/2057	33,492
	Series 2018-3 Class A1
18,584	3.75%, 05/25/2058	19,274
21,000	Toyota Auto Loan Extended Note Trust(b) Series 2019-1A Class A 2.56%, 11/25/2031	21,687
25,000	Toyota Auto Receivables Owner Trust Series 2019-D Class A3 1.92%, 01/16/2024	25,458
5,000	Tricon American Homes Trust(b) Series 2019-SFR1 Class D 3.20%, 03/17/2038	4,450
25,000	Venture 32 Ltd(b)(c) Series 2018-32A Class C 3.09%, 07/18/2031 3-mo. LIBOR + 1.95%	21,361

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2020
Principal Amount(a)		Fair Value
Non-Agency — (continued)
$ 4,178	VOLT LXXXIII LLC(b)(e) Series 2019-NPL9 Class A1A 3.33%, 11/26/2049	$ 3,766
10,000	Westlake Automobile Receivables Trust(b) Series 2019-3A Class D 2.72%, 11/15/2024	9,411
TOTAL ASSET-BACKED SECURITIES — 5.79% (Cost $651,164)		$ 641,790
CORPORATE BONDS AND NOTES
Basic Materials — 1.07%
10,000	Allegheny Technologies Inc 5.88%, 12/01/2027	8,250
30,000	ArcelorMittal SA 4.55%, 03/11/2026	28,929
5,000	FMC Corp 3.45%, 10/01/2029	5,184
	Glencore Funding LLC(b)
5,000	4.00%, 03/27/2027	5,061
10,000	3.88%, 10/27/2027	9,955
35,000	4.88%, 03/12/2029	36,970
10,000	LYB International Finance III LLC 4.20%, 10/15/2049	10,177
15,000	Steel Dynamics Inc 3.45%, 04/15/2030	14,218
		118,744
Communications — 6.29%
	AT&T Inc
5,000	4.35%, 03/01/2029	5,617
5,000	4.30%, 02/15/2030	5,634
10,000	4.35%, 06/15/2045	10,934
95,000	4.50%, 03/09/2048	107,685
5,000	4.55%, 03/09/2049	5,720
	Booking Holdings Inc
10,000	4.50%, 04/13/2027	10,808
15,000	4.63%, 04/13/2030	16,638
	CCO Holdings LLC / CCO Holdings Capital Corp(b)
5,000	5.50%, 05/01/2026	5,201
50,000	5.13%, 05/01/2027	51,917
10,000	4.50%, 08/15/2030	10,050
	Charter Communications Operating LLC / Charter Communications Operating Capital
10,000	5.13%, 07/01/2049	11,864
55,000	4.80%, 03/01/2050	62,107
10,000	Clear Channel Worldwide Holdings Inc(b) 5.13%, 08/15/2027	9,396
10,000	CommScope Inc(b) 6.00%, 03/01/2026	9,999
25,000	Cox Communications Inc(b) 4.80%, 02/01/2035	28,840
Principal Amount(a)		Fair Value
Communications — (continued)
$ 25,000	Discovery Communications LLC 3.95%, 03/20/2028	$ 26,207
	Expedia Group Inc
25,000	6.25%, 05/01/2025(b)	25,483
10,000	7.00%, 05/01/2025(b)	10,170
5,000	3.80%, 02/15/2028	4,332
10,000	3.25%, 02/15/2030	8,395
	Fox Corp
5,000	3.05%, 04/07/2025	5,284
5,000	3.50%, 04/08/2030	5,368
	iHeartCommunications Inc
5,000	6.38%, 05/01/2026	4,725
5,000	8.38%, 05/01/2027	4,175
	Lamar Media Corp
5,000	5.00%, 05/01/2023	5,000
5,000	4.00%, 02/15/2030(b)	4,600
5,000	Level 3 Financing Inc 5.38%, 08/15/2022	5,011
	Netflix Inc
5,000	5.88%, 11/15/2028	5,654
10,000	4.88%, 06/15/2030(b)	10,709
	Sirius XM Radio Inc(b)
5,000	5.38%, 07/15/2026	5,187
5,000	5.00%, 08/01/2027	5,114
5,000	Sprint Communications Inc 7.00%, 08/15/2020	5,044
5,000	Sprint Corp 7.25%, 09/15/2021	5,244
	Telecom Italia Capital SA
5,000	6.00%, 09/30/2034	5,180
5,000	7.20%, 07/18/2036	5,611
35,000	Time Warner Cable LLC 4.50%, 09/15/2042	37,012
	T-Mobile USA Inc
5,000	4.50%, 02/01/2026	5,152
65,000	3.88%, 04/15/2030(b)	71,100
5,000	4.50%, 04/15/2050(b)	5,826
15,000	Uber Technologies Inc(b) 8.00%, 11/01/2026	15,375
	ViacomCBS Inc
25,000	4.75%, 05/15/2025	26,742
5,000	4.20%, 06/01/2029	5,151
20,000	4.95%, 01/15/2031	21,217
		696,478
Consumer, Cyclical — 3.79%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(b)
5,000	5.75%, 04/15/2025	5,275
5,000	3.88%, 01/15/2028	4,850
	American Airlines Pass Through Trust
	Series 2016-1 Class B
6,628	5.25%, 01/15/2024	4,746
	Series 2013-1 Class A
56,341	4.00%, 07/15/2025	48,634
	Series 2017-2 Class B
3,989	3.70%, 10/15/2025	2,697

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2020
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	Series 2016-3 Class B
$ 23,371	3.75%, 10/15/2025	$ 15,717
	Series 2019-1 Class B
24,337	3.85%, 02/15/2028	14,997
45,000	American Honda Finance Corp 1.95%, 05/20/2022	44,969
	AutoZone Inc
10,000	3.63%, 04/15/2025	10,705
15,000	4.00%, 04/15/2030	16,089
5,000	British Airways Pass Through Trust(b) Series 2019-1 Class A 3.35%, 06/15/2029	3,600
5,000	Delphi Technologies PLC(b) 5.00%, 10/01/2025	4,675
5,000	Dollar General Corp 3.50%, 04/03/2030	5,485
	Ford Motor Co
10,000	8.50%, 04/21/2023	9,900
10,000	9.00%, 04/22/2025	9,725
35,000	General Motors Co 5.20%, 04/01/2045	28,178
	General Motors Financial Co Inc
5,000	3.15%, 06/30/2022	4,764
5,000	4.15%, 06/19/2023	4,841
10,000	5.10%, 01/17/2024	9,862
10,000	3.95%, 04/13/2024	9,495
5,000	Hyatt Hotels Corp 5.75%, 04/23/2030	5,167
2,931	Latam Airlines Pass Through Trust Series 2015-1 Class B 4.50%, 11/15/2023	2,078
5,000	Lennar Corp 4.75%, 11/29/2027	5,128
5,000	Marriott International Inc 5.75%, 05/01/2025	5,223
5,000	McDonald's Corp 3.63%, 09/01/2049	5,470
	PulteGroup Inc
5,000	4.25%, 03/01/2021	5,068
100,000	6.00%, 02/15/2035	105,750
23,577	United Airlines Pass Through Trust Series 2016-2 Class B 3.65%, 10/07/2025	16,496
	Yum! Brands Inc(b)
5,000	7.75%, 04/01/2025	5,451
5,000	4.75%, 01/15/2030	5,100
		420,135
Consumer, Non-Cyclical — 5.00%
20,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc 4.90%, 02/01/2046	22,925
	Anheuser-Busch InBev Worldwide Inc
10,000	4.60%, 04/15/2048	11,024
20,000	4.50%, 06/01/2050	22,241
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	Bausch Health Americas Inc(b)
$ 5,000	9.25%, 04/01/2026	$ 5,500
5,000	8.50%, 01/31/2027	5,512
10,000	Cigna Corp 4.90%, 12/15/2048	12,867
25,000	CVS Health Corp 3.25%, 08/15/2029	26,700
10,000	Equifax Inc 3.10%, 05/15/2030	10,073
	HCA Inc
40,000	4.50%, 02/15/2027	43,237
55,000	4.13%, 06/15/2029	59,116
5,000	3.50%, 09/01/2030	4,772
35,000	5.25%, 06/15/2049	41,108
5,000	IHS Markit Ltd 4.25%, 05/01/2029	5,402
5,000	JBS USA SA / JBS USA Food Co / JBS USA Finance Inc(b) 5.50%, 01/15/2030	5,062
	Kraft Heinz Foods Co
5,000	5.00%, 06/04/2042	5,069
10,000	5.20%, 07/15/2045	10,240
20,000	4.38%, 06/01/2046	18,996
20,000	4.88%, 10/01/2049(b)	19,868
5,000	4.88%, 10/01/2049	4,967
10,000	Mylan Inc 5.40%, 11/29/2043	11,105
20,000	Mylan NV 5.25%, 06/15/2046	22,625
	Tenet Healthcare Corp
125,000	5.13%, 05/01/2025	116,875
5,000	4.88%, 01/01/2026(b)	4,952
	Teva Pharmaceutical Finance Netherlands III BV
10,000	2.80%, 07/21/2023	9,187
15,000	3.15%, 10/01/2026	13,050
40,000	4.10%, 10/01/2046	31,200
	United Rentals North America Inc
5,000	5.25%, 01/15/2030	5,013
5,000	4.00%, 07/15/2030	4,713
		553,399
Energy — 1.79%
25,000	California Resources Corp(b) 8.00%, 12/15/2022	875
20,000	Cheniere Corpus Christi Holdings LLC(b) 3.70%, 11/15/2029	18,344
	Continental Resources Inc
25,000	3.80%, 06/01/2024	20,437
5,000	4.38%, 01/15/2028(f)	3,850
15,000	Diamondback Energy Inc 3.50%, 12/01/2029	12,958
75,000	Energy Transfer Operating LP 5.00%, 05/15/2050	66,423
25,000	EnLink Midstream Partners LP 4.15%, 06/01/2025	15,500

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2020
Principal Amount(a)		Fair Value
Energy — (continued)
$ 55,000	Exxon Mobil Corp 1.90%, 08/16/2022	$ 56,295
5,000	Occidental Petroleum Corp 3.50%, 06/15/2025	3,610
		198,292
Financial — 8.85%
150,000	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust 3.50%, 05/26/2022	139,556
20,000	Aircastle Ltd 4.25%, 06/15/2026	16,693
	Ally Financial Inc
5,000	3.88%, 05/21/2024	4,873
5,000	4.63%, 03/30/2025	5,038
50,000	5.80%, 05/01/2025	53,283
15,000	5.75%, 11/20/2025	15,375
75,000	Bank of America Corp(c) 3.00%, 12/20/2023 3-mo. LIBOR + 0.79%	77,639
25,000	Brixmor Operating Partnership LP REIT 4.13%, 05/15/2029	24,964
5,000	CIT Group Inc 4.13%, 03/09/2021	4,913
100,000	Citigroup Inc 3.50%, 05/15/2023	104,183
10,000	CNO Financial Group Inc 5.25%, 05/30/2029	10,489
10,000	Crown Castle International Corp REIT 3.30%, 07/01/2030	10,701
15,000	Equinix Inc REIT 3.20%, 11/18/2029	15,692
20,000	Global Atlantic Finance Co(b) 4.40%, 10/15/2029	17,896
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
10,000	4.75%, 09/15/2024	9,405
10,000	6.25%, 05/15/2026	9,826
40,000	Jefferies Group LLC 5.13%, 01/20/2023	41,861
30,000	JPMorgan Chase & Co(c) 4.49%, 03/24/2031 1-yr. SOFR + 3.79%	35,487
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(b)
5,000	5.25%, 03/15/2022	4,125
5,000	5.25%, 10/01/2025	3,638
15,000	4.25%, 02/01/2027	10,425
	Morgan Stanley
125,000	4.35%, 09/08/2026	137,659
30,000	5.60%, 03/24/2051(c) 1-yr. SOFR + 4.84%	42,727
15,000	Nationstar Mortgage Holdings Inc(b) 9.13%, 07/15/2026	14,344
Principal Amount(a)		Fair Value
Financial — (continued)
$ 50,000	Quicken Loans Inc(b) 5.25%, 01/15/2028	$ 48,540
10,000	Regency Centers LP REIT 2.95%, 09/15/2029	9,911
15,000	Santander Holdings USA Inc 3.50%, 06/07/2024	15,167
	Service Properties Trust REIT
25,000	4.35%, 10/01/2024	21,161
15,000	4.75%, 10/01/2026	12,286
5,000	Sirius International Group Ltd(b) 4.60%, 11/01/2026	4,723
15,000	Spirit Realty LP REIT 3.40%, 01/15/2030	12,469
5,000	Springleaf Finance Corp 5.38%, 11/15/2029	4,151
20,000	Synchrony Financial 2.85%, 07/25/2022	19,417
20,000	Weyerhaeuser Co REIT 4.00%, 04/15/2030	21,470
		980,087
Industrial — 2.45%
	Boeing Co
5,000	2.25%, 06/15/2026	4,338
5,000	2.95%, 02/01/2030(f)	4,268
15,000	5.15%, 05/01/2030	15,000
5,000	3.55%, 03/01/2038	4,208
10,000	3.85%, 11/01/2048	7,891
5,000	3.75%, 02/01/2050	3,979
15,000	5.81%, 05/01/2050	15,000
10,000	Builders FirstSource Inc(b) 6.75%, 06/01/2027	10,300
	Carrier Global Corp(b)
15,000	2.72%, 02/15/2030	14,060
10,000	3.58%, 04/05/2050	8,977
5,000	FedEx Corp 5.25%, 05/15/2050	5,986
	General Electric Co
5,000	3.63%, 05/01/2030	5,016
5,000	4.35%, 05/01/2050(f)	5,018
	Huntington Ingalls Industries Inc(b)
5,000	3.84%, 05/01/2025	5,254
5,000	4.20%, 05/01/2030	5,279
100,000	JELD-WEN Inc(b) 4.63%, 12/15/2025	88,990
5,000	Keysight Technologies Inc 3.00%, 10/30/2029	5,025
10,000	Spirit AeroSystems Inc(b) 7.50%, 04/15/2025	9,850
40,000	Textron Inc 3.00%, 06/01/2030	37,609
	TransDigm Inc(b)
5,000	8.00%, 12/15/2025	5,200

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2020
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 10,000	6.25%, 03/15/2026	$ 9,788
		271,036
Technology — 2.76%
10,000	Broadcom Corp / Broadcom Cayman Finance Ltd 3.88%, 01/15/2027	10,375
	Broadcom Inc(b)
5,000	4.25%, 04/15/2026	5,355
50,000	4.75%, 04/15/2029	55,157
5,000	5.00%, 04/15/2030	5,590
10,000	CDW LLC / CDW Finance Corp 4.13%, 05/01/2025	10,100
5,000	Dell International LLC / EMC Corp(b) 7.13%, 06/15/2024	5,181
100,000	International Business Machines Corp 2.85%, 05/13/2022	104,038
	Micron Technology Inc
5,000	5.33%, 02/06/2029	5,719
20,000	4.66%, 02/15/2030	22,226
	NXP BV / NXP Funding LLC / NXP USA Inc(b)
15,000	3.15%, 05/01/2027	15,161
10,000	3.40%, 05/01/2030	10,053
5,000	Open Text Holdings Inc(b) 4.13%, 02/15/2030	4,864
45,000	Seagate HDD Cayman 4.88%, 06/01/2027	46,917
5,000	SS&C Technologies Inc(b) 5.50%, 09/30/2027	5,125
		305,861
Utilities — 1.10%
5,000	AES Corp 5.13%, 09/01/2027	5,213
25,000	FirstEnergy Corp 3.40%, 03/01/2050	26,189
5,000	IPALCO Enterprises Inc(b) 4.25%, 05/01/2030	5,291
35,000	NextEra Energy Capital Holdings Inc 2.40%, 09/01/2021	35,580
	NRG Energy Inc(b)
10,000	4.45%, 06/15/2029	10,252
5,000	5.25%, 06/15/2029	5,356
35,000	Vistra Operations Co LLC(b) 3.70%, 01/30/2027	34,400
		122,281
TOTAL CORPORATE BONDS AND NOTES — 33.10% (Cost $3,576,839)		$ 3,666,313
Principal Amount(a)		Fair Value
CONVERTIBLE BONDS
Communications — 0.64%
$ 5,000	Booking Holdings Inc(b) 0.75%, 05/01/2025	$ 5,642
80,000	DISH Network Corp 3.38%, 08/15/2026	64,848
		70,490
Consumer, Cyclical — 0.05%
5,000	Sabre Global Inc(b) 4.00%, 04/15/2025	5,927
Consumer, Non-Cyclical — 0.24%
25,000	BioMarin Pharmaceutical Inc(f) 0.60%, 08/01/2024	26,809
Technology — 0.05%
5,000	Cree Inc(b) 1.75%, 05/01/2026	5,697
TOTAL CONVERTIBLE BONDS — 0.98% (Cost $118,800)		$ 108,923
FOREIGN GOVERNMENT BONDS AND NOTES
35,000	Inter-American Development Bank 0.50%, 05/24/2023	34,990
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 0.32% (Cost $34,988)		$ 34,990
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.62%
25,000	BX Commercial Mortgage Trust(b)(c) Series 2020-BXLP Class C 1.93%, 12/15/2036 1-mo. LIBOR + 1.12%	23,754
20,000	Citigroup Commercial Mortgage Trust(b) Series 2019-PRM Class A 3.34%, 05/10/2036	19,985
25,000	One Bryant Park Trust(b) Series 2019-OBP Class A 2.52%, 09/15/2054	24,776
		68,515
U.S. Government Agency — 25.06%
	Federal Home Loan Mortgage Corp
14,397	2.50%, 01/01/2029	15,202
98,498	3.00%, 09/01/2036	104,579
126,278	3.00%, 12/01/2046	133,534
91,937	4.00%, 05/01/2047	98,997

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2020
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
$ 79,092	4.50%, 10/01/2047	$ 85,880
97,691	4.00%, 02/01/2048	105,968
18,468	4.50%, 06/01/2048	19,942
20,441	4.00%, 10/01/2048	21,807
40,674	3.00%, 09/01/2049	42,962
46,504	3.50%, 09/01/2049	49,120
65,126	3.00%, 10/01/2049	68,789
38,540	3.00%, 11/01/2049	40,708
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K013 Class A2
100,000	3.97%, 01/25/2021(d)	101,385
	Series K026 Class A2
40,000	2.51%, 11/25/2022	41,483
	Series K027 Class A2
40,000	2.64%, 01/25/2023	41,686
	Series K073 Class AM
100,000	3.45%, 01/25/2028(d)	113,912
	Series K095 Class A1
29,519	2.63%, 11/25/2028	31,801
	Series K714 Class A2
113,652	3.03%, 10/25/2020(d)	114,104
	Series K730 Class A1
93,640	3.45%, 09/25/2024	98,148
28,868	Federal Home Loan Mortgage Corp Real Estate Mortgage Investment Conduit Series 4902 Class BA 3.00%, 01/25/2049	30,539
	Federal National Mortgage Association
15,632	2.50%, 06/01/2030	16,477
44,465	3.00%, 06/01/2034	47,070
45,023	3.00%, 07/01/2034	47,911
27,488	3.00%, 10/01/2034	29,054
38,590	3.00%, 11/01/2034	40,851
96,585	3.50%, 12/01/2045	103,814
84,781	3.50%, 01/01/2046	91,125
104,909	3.50%, 02/01/2047	114,364
101,998	4.00%, 09/01/2047	109,268
22,961	4.00%, 06/01/2048	24,540
40,487	3.00%, 09/01/2049	42,764
52,798	3.00%, 10/01/2049	55,768
34,230	3.00%, 12/01/2049	36,156
19,575	3.00%, 01/01/2050	20,721
39,745	3.00%, 02/01/2050	42,002
49,617	2.50%, 03/01/2050	51,684
29,920	2.50%, 04/01/2050	31,108
50,000	2.50%, 05/01/2050	52,083
	Government National Mortgage Association
74,014	3.50%, 04/20/2047	78,556
47,741	4.00%, 04/20/2047	51,770
74,797	3.00%, 02/20/2048	79,669
102,093	3.50%, 02/20/2048	109,084
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
$ 65,029	4.50%, 02/20/2048	$ 70,675
65,000	Uniform Mortgage-Backed Security(g) 3.00%, TBA	68,537
		2,775,597
TOTAL MORTGAGE-BACKED SECURITIES — 25.68% (Cost $2,706,248)		$ 2,844,112
U.S. GOVERNMENT AGENCY BONDS AND NOTES
45,000	Federal Home Loan Bank 2.88%, 09/13/2024	49,489
TOTAL U.S. GOVERNMENT AGENCY BONDS AND NOTES — 0.45% (Cost $45,290)		$ 49,489
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
105,000	1.63%, 11/30/2020	105,911
20,000	1.75%, 07/31/2021	20,391
305,000	1.50%, 08/31/2021	310,409
500,000	1.50%, 09/30/2021	509,316
145,000	1.50%, 11/30/2021	147,996
67,000	1.75%, 02/28/2022	68,897
100,000	1.50%, 08/15/2022	102,937
75,000	1.63%, 11/15/2022	77,631
55,000	1.63%, 12/15/2022	56,998
40,000	2.75%, 04/30/2023	42,978
50,000	1.75%, 05/15/2023	52,250
120,000	2.75%, 11/15/2023	130,331
50,000	2.50%, 01/31/2024	54,082
150,000	2.75%, 02/15/2024	163,770
150,000	2.75%, 02/28/2025	167,145
120,000	2.75%, 06/30/2025	134,484
50,000	2.88%, 07/31/2025	56,434
82,000	2.63%, 12/31/2025	91,984
30,000	1.88%, 07/31/2026	32,555
200,000	2.38%, 05/15/2027	225,547
125,000	2.38%, 05/15/2029	144,268
145,000	3.50%, 02/15/2039	207,684
120,000	3.00%, 11/15/2044	163,800
30,000	2.50%, 02/15/2045	37,795
110,000	3.00%, 02/15/2048	153,978
35,000	3.13%, 05/15/2048	50,168
75,000	3.00%, 08/15/2048	105,463
20,000	2.25%, 08/15/2049	24,670
85,000	2.38%, 11/15/2049	107,538
15,000	2.00%, 02/15/2050	17,624
TOTAL U.S. TREASURY BONDS AND NOTES — 32.19% (Cost $3,243,052)		$ 3,565,034

See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Schedule of Investments
As of April 30, 2020
Shares		Fair Value
COMMON STOCK
Communications — 0.40%
703	AT&T Inc	$ 21,420
1,050	Corning Inc	23,111
TOTAL COMMON STOCK — 0.40% (Cost $50,488)		$ 44,531
CONVERTIBLE PREFERRED STOCK
Consumer, Non-Cyclical — 0.17%
206	Bunge Ltd 4.88%	19,222
Industrial — 0.03%
2	Fortive Corp 5.00%	1,653
18	Stanley Black & Decker Inc 5.25%	1,404
		3,057
Technology — 0.05%
5	Broadcom Inc 8.00%	5,082
Utilities — 0.01%
27	NextEra Energy Inc 5.28%	1,166
TOTAL CONVERTIBLE PREFERRED STOCK — 0.26% (Cost $29,303)		$ 28,527
PREFERRED STOCK
Energy — 0.16%
396	El Paso Energy Capital Trust I	17,463
TOTAL PREFERRED STOCK — 0.16% (Cost $18,572)		$ 17,463
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Commercial Paper — 0.59%
$ 65,000	EI du Pont de Nemours & Co 0.91%, 06/05/2020	$ 64,943
Repurchase Agreements — 0.37%
9,774	Undivided interest of 0.69% in a repurchase agreement (principal amount/value $1,399,721 with a maturity value of $1,399,722) with HSBC Securities (USA) Inc, 0.03%, dated 4/30/20 to be repurchased at $9,774 on 5/1/20 collateralized by Government National Mortgage Association securities, 2.45% - 5.00%, 2/20/49 - 4/15/55, with a value of $1,427,715.(h)	9,774
31,376	Undivided interest of 30.29% in a repurchase agreement (principal amount/value $103,597 with a maturity value of $103,597) with Morgan Stanley & Co LLC, 0.02%, dated 4/30/20 to be repurchased at $31,376 on 5/1/20 collateralized by U.S. Treasury securities, 0.00% - 6.13%, 9/8/20 - 5/15/40, with a value of $105,669.(h)	31,376
		41,150
TOTAL SHORT TERM INVESTMENTS — 0.96% (Cost $106,093)		$ 106,093
TOTAL INVESTMENTS — 100.29% (Cost $10,580,837)		$11,107,265
OTHER ASSETS & LIABILITIES, NET — (0.29)%		$ (32,363)
TOTAL NET ASSETS — 100.00%		$11,074,902

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at April 30, 2020.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at April 30, 2020. Maturity date disclosed represents final maturity date.
(f)	All or a portion of the security is on loan at April 30, 2020.
(g)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(h)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2020
Great-West Core Strategies: Flexible Bond Fund
ASSETS:
Investments in securities, fair value (including $39,946 of securities on loan)(a)	$11,066,115
Repurchase agreements, fair value(b)	41,150
Cash	210,013
Dividends and interest receivable	69,528
Subscriptions receivable	493
Receivable for investments sold	84,538
Total Assets	11,471,837
LIABILITIES:
Payable for TBA investments purchased	68,291
Payable for director fees	3,199
Payable for distribution fees	128
Payable for investments purchased	224,872
Payable for other accrued fees	58,724
Payable for shareholder services fees	187
Payable upon return of securities loaned	41,150
Redemptions payable	384
Total Liabilities	396,935
NET ASSETS	$11,074,902
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$102,147
Paid-in capital in excess of par	10,151,438
Undistributed/accumulated earnings	821,317
NET ASSETS	$11,074,902
NET ASSETS BY CLASS
Class L	$616,090
Institutional Class	$10,458,812
CAPITAL STOCK:
Authorized
Class L	25,000,000
Institutional Class	15,000,000
Issued and Outstanding
Class L	58,234
Institutional Class	963,236
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Class L	$10.58
Institutional Class	$10.86
(a) Cost of investments	$10,539,687
(b) Cost of repurchase agreements	$41,150
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2020
Great-West Core Strategies: Flexible Bond Fund
INVESTMENT INCOME:
Interest	$311,842
Income from securities lending	583
Dividends	10,044
Total Income	322,469
EXPENSES:
Management fees	39,733
Shareholder services fees – Class L	2,042
Audit and tax fees	30,427
Custodian fees	5,241
Director's fees	18,404
Distribution fees – Class L	1,457
Legal fees	6,135
Pricing fees	5,169
Registration fees	54,008
Transfer agent fees	6,659
Other fees	1,285
Total Expenses	170,560
Less amount waived by investment adviser	120,062
Less amount waived by distributor - Class L	27
Net Expenses	50,471
NET INVESTMENT INCOME	271,998
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	224,592
Net Realized Gain	224,592
Net change in unrealized appreciation on investments	425,125
Net Change in Unrealized Appreciation	425,125
Net Realized and Unrealized Gain	649,717
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$921,715
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2020 and April 30, 2019
Great-West Core Strategies: Flexible Bond Fund	2020	2019 (a)
OPERATIONS:
Net investment income	$271,998	$229,278
Net realized gain	224,592	2,076
Net change in unrealized appreciation	425,125	101,303
Net Increase in Net Assets Resulting from Operations	921,715	332,657
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Class L	(12,748)	(6,657)
Institutional Class	(197,495)	(216,155)
From Net Investment Income and Net Realized Gains	(210,243)	(222,812)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Class L	1,003,785	330,966
Institutional Class	1,157,095	8,644,454
Shares issued in reinvestment of distributions
Class L	12,748	6,657
Institutional Class	197,495	216,155
Shares redeemed
Class L	(727,316)	(43,639)
Institutional Class	(521,184)	(23,631)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,122,623	9,130,962
Total Increase in Net Assets	1,834,095	9,240,807
NET ASSETS:
Beginning of year	9,240,807	0
End of year	$11,074,902	$9,240,807
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Class L	98,066	33,135
Institutional Class	110,691	864,257
Shares issued in reinvestment of distributions
Class L	1,258	673
Institutional Class	19,027	21,720
Shares redeemed
Class L	(70,567)	(4,331)
Institutional Class	(50,107)	(2,352)
Net Increase	108,368	913,102
(a) Fund commenced operations on June 25, 2018.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Class L
04/30/2020	$ 9.91	0.21	0.64	0.85	(0.18)	-	(0.18)	$10.58	8.66%
04/30/2019 (c)	$10.00	0.18	0.12	0.30	(0.39)	(0.00) (d)	(0.39)	$ 9.91	3.04% (e)
Institutional Class
04/30/2020	$10.13	0.28	0.65	0.93	(0.20)	-	(0.20)	$10.86	9.32%
04/30/2019 (f)	$10.00	0.27	0.12	0.39	(0.26)	(0.00) (d)	(0.26)	$10.13	3.93% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Supplemental Data and Ratios
Class L
04/30/2020	$ 616	6.08%	1.05%	2.01%	60%
04/30/2019 (c)	$ 292	37.25% (h)	1.01% (h)	2.95% (h)	17% (e)
Institutional Class
04/30/2020	$10,459	1.37%	0.45%	2.64%	60%
04/30/2019 (f)	$ 8,949	1.67% (h)	0.45% (h)	3.21% (h)	17% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Class L inception date was September 10, 2018.
(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: FLEXIBLE BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Core Strategies: Flexible Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to provide total return, consistent with two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Class L and Institutional Class; the Investor Class has not yet been capitalized.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - April 30, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.

Annual Report - April 30, 2020

U.S. Government Agency Bonds and Notes, U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 641,790	$ —	$ 641,790
Corporate Bonds and Notes	—	3,666,313	—	3,666,313
Convertible Bonds	—	108,923	—	108,923
Foreign Government Bonds and Notes	—	34,990	—	34,990
Mortgage-Backed Securities	—	2,844,112	—	2,844,112
U.S. Government Agency Bonds and Notes	—	49,489	—	49,489
U.S. Treasury Bonds and Notes	—	3,565,034	—	3,565,034
Common Stock	44,531	—	—	44,531
Convertible Preferred Stock	1,166	27,361	—	28,527
Preferred Stock	—	17,463	—	17,463
Short Term Investments	—	106,093	—	106,093
Total Assets	$ 45,697	$ 11,061,568	$ 0	$ 11,107,265
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - April 30, 2020

To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended April 30, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$208,075	$222,812
Long-term capital gain	2,168	-
	$210,243	$222,812
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and market discount adjustments.

Annual Report - April 30, 2020

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$222,236
Undistributed long-term capital gains	77,404
Capital loss carryforwards	—
Post-October losses	(3,780)
Net unrealized appreciation	525,457
Tax composition of capital	$821,317
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(3,780)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2020 were as follows:
Federal tax cost of investments	$10,581,808
Gross unrealized appreciation on investments	689,285
Gross unrealized depreciation on investments	(163,828)
Net unrealized appreciation on investments	$525,457
Application of Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, "Receivables-Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities" (ASU No. 2017-08). ASU No. 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening the amortization period for the premium to the earliest call date. The accounting changes in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU No. 2017-08 for its fiscal year beginning May 1, 2019. The adoption of ASU No. 2017-08 did not have an impact on the Fund’s financial position or the results of its operations.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.38% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.45% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2020, the amounts available for recoupment were as follows:

Annual Report - April 30, 2020

Expires April 30, 2022	Expires April 30, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$108,952	$120,062	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. (the Sub-Adviser). The Adviser is responsible for compensating the Sub-Adviser for its services.
Effective April 29, 2020, Great-West Funds entered into a Shareholder Services Agreement with Empower Retirement, LLC (“Empower”), an affiliate of Great-West Capital Management, LLC ("GWCM") and subsidiary of GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. The Distributor has agreed to voluntarily waive all 12b-1 fees attributable to Class L shares purchased by the Adviser in consideration for the Adviser providing initial capital to the Fund. The amount waived, if any, is reflected in the Statement of Operations.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $1,092,750 for the fiscal year ended April 30, 2020.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (including mortgage dollar rolls and TBA transactions, excluding all U.S. Government securities and short-term securities) were $3,635,124 and $2,141,689, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $4,819,479 and $3,453,005, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2020, the Fund had securities on loan valued at $39,946 and received collateral as reported on the Statement of Assets and Liabilities of $41,150 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At April 30, 2020, the class of securities loaned consisted entirely of corporate bonds and notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.

Annual Report - April 30, 2020

5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to April 30, 2020, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - April 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: Flexible Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of April 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 18, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2020, 2% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 21, 2020 (the “April Meeting”), approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies: Flexible Bond Fund (the “Fund”), and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Company, GWCM and Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Sub-Adviser”), with respect to the Fund.
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreement with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. GWCM is responsible for monitoring and evaluating the performance of the Sub-Adviser and for recommending the hiring, termination and replacement of the Sub-Adviser to the Board.
Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 10, 2020 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and the Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and the Sub-Advisory Agreement (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and other series of the Company.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted in their deliberations by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Adviser (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The

Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management team responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the conversion to an industry-leading portfolio and risk analytics tool and the anticipated implementation of a new trade order management and compliance tool, as well as updates to the investment accounting application, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively.
Consideration was also given to the fact that the Board meets with representatives of the Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. In this regard, the Board took into account GWCM’s communications with the Board in light of recent market volatility amidst the coronavirus pandemic.
The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and the Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board noted that the Fund commenced operations on June 25, 2018 (with respect to the Fund’s Institutional Class shares), and given the limited operating period, the Board reviewed performance information for the Fund’s Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one-year period ended December 31, 2019. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its respective benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that, as to the one-year period ended December 31, 2019, the Fund underperformed its benchmark index and its performance universe median, ranking in the fourth quintile of its performance universe (the first quintile being the best performers and the fifth quintile being the worst performers).
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered, the Sub-Adviser’s investment process and those of GWCM (with respect to the portion of the Fund’s portfolio not allocated to Loomis Sayles), the organization and experience of each adviser’s investment personnel and its portfolio risk controls, as well as its performance attribution commentary. Also considered by the Board was GWCM’s processes for overseeing and analyzing the Sub-Adviser’s performance. The Board determined that it was satisfied with the oversight of and information provided regarding the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and the Sub-Adviser from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2021.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Adviser and that such fees were negotiated at arm’s length between GWCM and the Sub-Adviser. In evaluating the management fee and total expense ratio of the Fund, as to its Institutional Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that the Fund’s Contractual Management Fee and total annual operating expense ratio was lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses).
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Adviser to similar other funds of the Company managed by GWCM and the Sub-Adviser, as applicable, and/or standard institutional fee schedules for the relevant investment strategy. In particular, the Board noted that the information provided included the Sub-Adviser’s standard institutional multi-sector bond strategy fee schedule, as disclosed in its Form ADV, as well as the fees charged by the Sub-Adviser for its own retail mutual fund and two other bond funds managed in the same investment style as the Fund. The Board noted that any fees charged by the Sub-Adviser to these other accounts and products were competitive with the fee charged to GWCM for the Fund.
The Board further considered the overall financial soundness of and the profits estimated to be realized by GWCM and the Sub-Adviser. For this purpose, the Board reviewed the financial statements and profitability information from GWCM and the Sub-Adviser. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Adviser were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation, the Board recalled its observation that the Contractual Management Fee for the Fund was lower than the median contractual management fee of its peer group. Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or the Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted the Sub-Adviser’s statement that it may from time to time use the performance of various funds in marketing its separate account investment advisory services, an ancillary benefit that the Sub-Adviser does not believe is material. The Sub-Adviser also noted that it may attract additional advisory clients from the reputational benefit of serving in its capacity to the Fund.
The Board also noted where services were provided or proposed to be provided to the Fund by affiliates of GWCM, including, in particular, the various recordkeeping, administrative and shareholder services to be provided by Empower Retirement, LLC (“Empower”) pursuant to a new shareholder services agreement, effective April 29, 2020. Great-West Life & Annuity

Insurance Company (“GWL&A”), the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015. At the April Meeting, the Board, including the Independent Directors, considered and—after taking into account, among other things, the fee proposed to be paid to Empower—approved the new shareholder services agreement in connection with an internal restructuring of the business and employees of GWL&A and Empower. In addition to the foregoing arrangements, the Board took into account the fact that the Fund is offered as an investment option in a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors. The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Adviser, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, GWL&A; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting & Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with GWCM.

*** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to the relationship. Mr. Hudner has personal investments in a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West Core Strategies: International Equity Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "Code of Ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $116,940 for fiscal year 2019 and $1,122,930 for fiscal year 2020.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)  A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:June 18, 2020